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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         April 19, 2002 (April 18, 2002)
                Date of report (Date of earliest event reported)


                                STORAGE USA, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Tennessee                     001-12910                  62-1251239
----------------------------       ----------------          -------------------
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
       of Incorporation)                Number)              Identification No.)


              175 Toyota Plaza, Suite 700, Memphis, Tennessee 38103
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (901) 252-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

     On April 18, 2002, the Registrant, Storage USA Trust and SUSA Partnership, L.P. entered into a letter agreement (the "Letter Agreement") with Security Capital Group Incorporated amending a Purchase and Sale Agreement, dated as of December 5, 2001 and as previously amended by letter agreement dated as of January 17, 2002, each by and among the Registrant and Security Capital Group Incorporated, among others. The Letter Agreement amends the Purchase and Sale Agreement to reflect the agreement in principle reached by Security Capital Group Incorporated, the Registrant and SUSA Partnership, L.P., the Registrant's operating partnership, to settle a class action lawsuit filed on March 12, 2002 on behalf of a purported class of limited partners of SUSA Partnership, L.P. The Letter Agreement, among other things, amends the form of agreement of limited partnership that will govern SUSA Partnership, L.P. upon consummation of the transactions contemplated by the Purchase and Sale Agreement in connection with the pending acquisition of all of the Registrant's assets by Security Capital Group Incorporated. The Letter Agreement is incorporated by reference herein as
Exhibit 10.1 and the description thereof herein is qualified in its entirety by reference thereto. On April 19, 2002, Security Capital Group Incorporated issued the press release attached hereto as Exhibit 99.1 announcing the settlement and the execution of the Letter Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.
          --------------------

          None.

     (b)  Pro Forma Financial Information.
          -------------------------------

          None.

     (c)  Exhibits.
          --------

          Exhibit No.     Exhibit
          -----------     -------

             10.1         Letter Agreement, dated April 18, 2002, among
                          Storage USA, Inc., Storage USA Trust, SUSA
                          Partnership, L.P. and Security Capital Group
                          Incorporated (filed as Exhibit 99(d)(11) to Amendment No. 5 to Schedule 13E-3 filed by Storage USA, Inc., Storage USA Trust, SUSA Partnership, L.P. and
                          Security Capital Group Incorporated on April 19, 2002)

             99.1         Press Release, dated April 19, 2002 (filed herewith)



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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2002                       STORAGE USA, INC.


                                            By: /s/ Christopher Marr
                                                -------------------------------
                                                Name:  Christopher Marr
                                                Title: Chief Financial Officer